EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.11
Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity. Filed as Exhibit 10.6 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.14
Series 2011-1 Supplement to the Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York Mellon, as Master Trust Trustee. Filed as Exhibit 10.1 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.21
Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee. Filed as Exhibit 10.2 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.23
Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.3 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.28
Series 2011-1 Indenture Supplement to the Indenture dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee. Filed as Exhibit 10.4 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.29
Omnibus Transfer and Termination Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, Navistar Financial Securities Corporation, Navistar, Inc. The Bank of New York Mellon, as 1995 Trust Trustee and Indenture Trustee, Wells Fargo Bank, National Association, as backup servicer, and Navistar Financial Dealer Note Master Owner Trust II. Filed as Exhibit 10.5 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.68
Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent. Filed as Exhibit 10.1 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.69
Third Amended and Restated Parents' Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.70
Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.73
Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.74
Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.84
Agreement, dated November 14, 2011, by and among Navistar International Corporation, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P., High River Limited Partnership, Carl C. Icahn and certain other entities signatory thereto. Filed as Exhibit 10.1 to Form 8-K dated and filed November 15, 2011. Commission File No. 001-09618.

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*10.88
Annual Incentive Award Plan Criteria for fiscal year 2012 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 19, 2011. Commission File No. 001-09618.

*10.89	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 19, 2011. Commission File No. 001-09618.

*10.90
Fiscal Year 2012 Long-Term Equity Grant award description to named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 20, 2011. Commission File No. 001-09618.

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*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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